Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Atwood Minerals and Mining Corp., a Nevada corporation, (the “Company”) on Form 10-Q for the period ending August 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Greg Goldberg., Chief Executive Officer and Chief Financial of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Greg Goldberg
Greg Goldberg
President
(Chief Executive Officer and
Chief Financial Officer)

October 14, 2009